American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND * TARGET 2020 FUND
TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated August 5, 2002 * Prospectus dated February 1, 2002
(Investor Class, Advisor Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders of the funds approved the following proposal.

Shareholders of the aforementioned funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting.
The elected trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

SH-SPL-30976   0208